Exhibit 10.6

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following management agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K:

1.	Management Agreement dated as of March 28, 2014, by and between CHP Springs TX Tenant Corp. and Jerry Erwin Associates, Inc. (d/b/a JEA Senior Living)

2.	Management Agreement dated March 28, 2014, by and between CHP Park at Plainfield IL Tenant Corp. and Harbor Plainfield Management, LLC.

The following mortgage agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K:

1.	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of March 28, 2014, by CHP Springs TX Owner, LLC to Deborah Newman for the benefit of KeyBank National Association.

2.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Park at Plainfield) dated as of March 28, 2014, made by CHP Park at Plainfield IL Owner, LLC for the benefit of KeyBank National Association.

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